UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2004

Starwood Hotels & Resorts Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1111 Westchester Avenue, White Plains, NY		10604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(914) 640-8100

Not Applicable

Former name or former address, if changed since last report

Starwood Hotels & Resorts

(Exact name of registrant as specified in its charter)

Maryland	1-6828	52-0901263
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1111 Westchester Avenue, White Plains, NY		10604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(914) 640-8100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 21, 2004, Starwood announced its financial and operating results for the quarter ended September 30, 2004. The press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release dated October 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has caused this report to be signed on its behalf by the undersigned who is duly authorized.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC. (Registrant)
	By:	/s/ Vasant M. Prabhu
		Name:	Vasant M. Prabhu
Dated: October 21, 2004		Title:	Executive Vice President and Chief Financial Officer

STARWOOD HOTELS & RESORTS (Registrant)
	By:	/s/ Vasant M. Prabhu
		Name:	Vasant M. Prabhu
Dated: October 21, 2004		Title:	Vice President, Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press release dated October 21, 2004.